Prospectus Supplement	January 17, 2018

Putnam VT Multi-Cap Growth Fund
Prospectus dated April 30, 2017

The section Fund summary - Your fund’s management is replaced in its entirety with the following:

Your fund’s management

Investment advisor
Putnam Investment Management, LLC

Portfolio manager
Katherine Collins, Head of Sustainable Investing, portfolio manager of the fund since 2018
R. Shepherd Perkins, Portfolio Manager, portfolio manager of the fund since 2018

Sub-advisor
Putnam Investments Limited*

*Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets of the fund.

The following replaces similar disclosure under the sub-section The fund’s investment manager – Portfolio managers in the section Who oversees and manages the fund?:

• Portfolio managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund’s portfolio.

Portfolio manager	Joined fund	Employer	Positions over past five years
Katherine Collins	2018	Putnam	Head of Sustainable Investing
		Management
		2017 – Present

		Honeybee Capital	Founder and Chief Executive Officer
		2009 – 2017

		Putnam	Co-Head of Equities
R. Shepherd Perkins	2018	Management
		2011 - Present

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the fund.

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